UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2006
RSA Security Inc.
(Exact name of registrant as specified in charter)

Delaware	000-25120	04-2916506

(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

174 Middlesex Turnpike, Bedford, Massachusetts	01730

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 515-5000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On February 14, 2006, the Compensation Committee of the Board of Directors of RSA Security Inc. approved the 2006 executive incentive compensation plan for our executive officers. A summary of the plan is attached to this report as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
     See the Exhibit Index attached to this Report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSA Security Inc.
(Registrant)

Date: February 17, 2006	By:	/s/ Robert P. Nault

Robert P. Nault
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Summary of 2006 Executive Incentive Compensation Plan of RSA Security Inc.